EXHIBIT 99.2

                             JOINT FILER INFORMATION

Name: GSC Recovery IIA GP, L.P.

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2007

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]


                               GSC Recovery IIA GP, L.P.

                               By:  GSC RIIA, LLC, its general partner

                               By:  GSCP (NJ) Holdings, L.P., its sole member

                               By GSCP (NJ), Inc., its general partner

                               By: /S/ David L. Goret                10/29/2007
                                   -------------------------         ----------
                                     Name:  David L. Goret              Date
                                     Title: Senior Managing Director
                                            and Secretary




                             JOINT FILER INFORMATION

Name: GSC RIIA, LLC

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2007

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]


                               GSC RIIA, LLC

                               By:  GSCP (NJ) Holdings, L.P., its sole member

                               By GSCP (NJ), Inc., its general partner


                               By: /S/ David L. Goret                10/29/2007
                                   -------------------------         ----------
                                    Name:  David L. Goret              Date
                                    Title: Senior Managing Director
                                           and Secretary




                             JOINT FILER INFORMATION

Name: GSCP (NJ), L.P.

Address:     500 Campus Drive
             Suite 220
             Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2007

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]



                              GSCP (NJ), L.P.


                              By GSCP (NJ), Inc., its general partner

                               By: /S/ David L. Goret                10/29/2007
                                   -------------------------         ----------
                                   Name:  David L. Goret              Date
                                   Title: Senior Managing Director
                                          and Secretary




                             JOINT FILER INFORMATION

Name: GSCP (NJ) Holdings, L.P.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2007

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]



                          GSCP (NJ) HOLDINGS, L.P.

                          By GSCP (NJ), Inc., its general partner


                               By: /S/ David L. Goret                10/29/2007
                                   -------------------------         ----------
                                   Name:  David L. Goret              Date
                                   Title: Senior Managing Director
                                          and Secretary



                             JOINT FILER INFORMATION

Name: GSCP (NJ), Inc.

Address: 500 Campus Drive
         Suite 220
         Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2007

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]



                                          GSCP (NJ), Inc.



                               By: /S/ David L. Goret                10/29/2007
                                   -------------------------         ----------
                                   Name:  David L. Goret              Date
                                   Title: Senior Managing Director
                                          and Secretary


                             JOINT FILER INFORMATION

Name:  GSC Active Partners Holdings, L.P.

Address:        500 Campus Drive,
                Suite 220
                Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2007

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]

                            GSC ACTIVE PARTNERS HOLDINGS, L.P.

                            By: GSC Active Partners, Inc., its general partner

                               By: /s/ Andrew J. Wagner             10/29/2007
                                   -------------------------        ----------
                                   Name:  Andrew J. Wagner             Date
                                   Title: Senior Managing
                                          Director, CFO and
                                          Treasurer



                             JOINT FILER INFORMATION


Name:  GSC Active Partners, L.P.

Address:        500 Campus Drive,
                Suite 220
                Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2007

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]

                               GSC ACTIVE PARTNERS INC.


                               By: /s/ Andrew J. Wagner             10/29/2007
                                   -------------------------        ----------
                                   Name:  Andrew J. Wagner             Date
                                   Title: Senior Managing
                                          Director, CFO and
                                          Treasurer


                             JOINT FILER INFORMATION

Name:  GSC Group Inc.

Address:       500 Campus Drive,
               Suite 220
               Florham Park, NJ 07932

Designated Filer: GSC Recovery IIA, L.P.

Date of Event Requiring Statement:  October 20, 2007

Issuer and Ticker Symbol: International Wire Group, Inc. [ITWG.PK]


                                          GSC Group, Ihnc.



                               By: /S/ David L. Goret                10/29/2007
                                   -------------------------         ----------
                                   Name:  David L. Goret              Date
                                   Title: Senior Managing Director
                                          and Secretary